POWER OF ATTORNEY    Exhibit 24

Know all by these presents, that the undersigned hereby

constitutes and appoints each of Chad W. Coulter and Robert M.

Smith, Jr., acting individually, the undersigned's true and

lawful attorney-in-fact to:

(1)  execute for and on behalf of the undersigned, in the

undersigned's capacity as an executive officer and/or director of Delphi Financial Group, Inc. (the "Company"), Forms 3, 4 and

5 (or any analogous form), including amendments, in accordance with Section 16(a) of the Securities Exchange Act of 1934 and

the rules thereunder;

(2)  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms 3, 4 and 5 (or any analogous form) and timely file such form with the United States Securities and

Exchange Commission and any stock exchange or similar

authority; and

(3)  take any other action of any type whatsoever in connection with the foregoing which, in the judgment of such attorney-in-

fact, may be in the best interest of, or legally required by,

the undersigned, it being understood that the documents

executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-

fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact

full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted,

as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of

substitution, hereby ratifying and confirming all that such

attorney-in-fact, or such attorney-in-fact's substitute or

substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein

granted.  The undersigned acknowledges that the foregoing

attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company

assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 (or any analogous form) with respect to the undersigned's holdings of and transactions in securities issued by the

Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of

Attorney to be executed as of this 2nd day of April, 2008.

/s/ TERRENCE T. SCHOENINGER

Terrence T. Schoeninger